UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2008

California	0-25135	94-2823865

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1951 Churn Creek Road
Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. September 9, 2008 8,711,495

Item 8.01 Other Events
On September 10, 2008, Patrick J. Moty, President & CEO of Bank of Commerce Holdings mailed an interim shareholder letter to disclose to shareholders that Bank of Commerce Holdings does not hold any preferred stock investments and is currently not subject to a write-down to income for other than temporary impairment (‘OTTI’) for these investments.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
A copy of the letter is attached as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2008	/s/ Linda J. Miles

By: Linda J. Miles
Executive Vice President and Chief Financial Officer

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